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                           J.P. MORGAN SERIES TRUST II

                             JPMORGAN BOND PORTFOLIO

                        SUPPLEMENT DATED JANUARY 24, 2005
                       TO THE PROSPECTUS DATED MAY 1, 2005

         The Board of Trustees of J.P. Morgan Series Trust II has approved the following changes to the investment strategies for the JPMorgan Bond Portfolio (the "Portfolio").

INVESTMENTS IN LOWER RATED SECURITIES. Subject to certain limitations, the Portfolio is currently authorized to invest no more than 25% of Assets in below investment grade securities (junk bonds) rated BB or B by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings or the equivalent by another national rating organization (or unrated securities of comparable quality). Effective May 1, 2006, the Portfolio will be permitted to invest up to 25% of Assets in securities rated below investment grade, including those rated below B.

Non-investment grade securities, also known as high yield securities or junk bonds, are considered to be high-risk investments. Such securities are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Portfolio unless you are willing to assume the greater risk associated with high yield securities.

USE OF FOREIGN EXCHANGE INVESTMENTS FOR NON-HEDGING PURPOSES. The Board of Trustees has also authorized the Portfolio to use foreign exchange investments for non-hedging purposes. Currently, the Portfolio typically hedges its non-dollar investments back to the U.S. dollar through the use of derivatives such as forward foreign currency contracts. Effective May 1, 2006, the Portfolio will also be permitted to use such derivatives as an investment strategy to increase income and gain to the Portfolio and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. The Portfolio typically will continue to hedge 70% of its non-dollar investments back to the U.S. dollar. The use of derivatives for both hedging and non-hedging purposes may not be successful, resulting in losses to the Portfolio, including, when used for non-hedging purposes, losses that exceed the Portfolio's original investment, and the cost of such derivatives may reduce the Portfolio's returns. In addition, the value of non-dollar investments by the Portfolio can be affected by currency exchange rates and exchange control regulations, particularly to the extent that such investments are not hedged.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE


                                                                  SUP-BP-106